UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2015

CBRE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 South Hope Street, 25th Floor Los Angeles, California	90071
(Address of Principal Executive Offices)	(Zip Code)

(213) 613-3333

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 1.01	Entry into a Material Definitive Agreement

On September 3, 2015, the Company, CBRE Services, Inc., a subsidiary of the Company (“Services”), certain subsidiaries of Services, the lenders party thereto, and Credit Suisse AG (“Credit Suisse”), as Administrative Agent, entered into an Incremental Assumption Agreement (the “Incremental Agreement”) in connection with the Second Amended and Restated Credit Agreement, dated as of January 9, 2015 (as amended, the “Credit Agreement”), among the Company, Services, certain subsidiaries of Services, the lenders party thereto and Credit Suisse. The Incremental Agreement provides Services with two new tranches of term loans, in an aggregate principal amount of $400 million (together, the “Incremental Term Loans”). A $270 million Incremental Tranche B-1 Term Loan (the “Tranche B-1 Term Loan”) matures in five years and has an initial interest rate of LIBOR+115 basis points, or approximately 1.35% currently. A $130 million Incremental Tranche B-2 Term Loan (the “Tranche B-2 Term Loan”) matures in seven years and has an initial interest rate of LIBOR+160 basis points, or approximately 1.80% currently. The Tranche B-1 Term Loan is pre-payable at any time without penalty and the Tranche B-2 Term Loan is pre-payable at any time without penalty after September 3, 2017.

The interest rate for each of the Tranche B-1 Term Loan and Tranche B-2 Term Loan is determined in accordance with (1) a Ratings-based Grid (if Services continues to maintain Investment Grade Status (as defined in the Credit Agreement)) or (2) a Leverage-based Grid (if Services fails to maintain Investment Grade Status), as set forth below:

Ratings-based Grid (Tranche B-1 Term Loan)

Corporate Credit Rating of Services			Fixed Rate Spread Tranche B-1 Term Loan	Daily Rate Spread Tranche B-1 Term Loan
S&P	Fitch	Moody’s
≥ A-	≥ A-	A3	0.95%	0%
BBB+	BBB+	Baa1	1.05%	0.05%
BBB	BBB	Baa2	1.15%	0.15%
BBB-	BBB-	Baa3	1.25%	0.25%

Ratings-based Grid (Tranche B-2 Term Loan)

Corporate Credit Rating of Services			Fixed Rate Spread Tranche B-2 Term Loan	Daily Rate Spread Tranche B-2 Term Loan
S&P	Fitch	Moody’s
≥ A-	≥ A-	A3	1.40%	0.40%
BBB+	BBB+	Baa1	1.50%	0.50%
BBB	BBB	Baa2	1.60%	0.60%
BBB-	BBB-	Baa3	1.70%	0.70%

Leverage-based Grid (Tranche B-1 Term Loan)

Leverage Ratio	Fixed Rate Spread Tranche B-1 Term Loan	Daily Rate Spread Tranche B-1 Term Loan
Greater than 2.50 to 1.00	1.85%	0.85%
Greater than 2.00 to 1.00 but less than or equal to 2.50 to 1.00	1.75%	0.75%
Greater than 1.50 to 1.00 but less than or equal to 2.00 to 1.00	1.625%	0.625%
Greater than 1.00 to 1.00 but less than or equal to 1.50 to 1.00	1.50%	0.50%
Equal to or less than 1.00 to 1.00	1.375%	0.375%

Leverage-based Grid (Tranche B-2 Term Loan)

Leverage Ratio	Fixed Rate Spread Tranche B-2 Term Loan	Daily Rate Spread Tranche B-2 Term Loan
• Greater than 2.50 to 1.00	2.35%	1.35%
• Greater than 2.00 to 1.00 but less than or equal to 2.50 to 1.00	2.25%	1.25%
• Greater than 1.50 to 1.00 but less than or equal to 2.00 to 1.00	2.125%	1.125%
• Greater than 1.00 to 1.00 but less than or equal to 1.50 to 1.00	2.00%	1.00%
• Equal to or less than 1.00 to 1.00	1.875%	0.875%

In addition, the Incremental Agreement provides that, among other things:

•	Services must pay upfront fees in the percentage set forth below to each lender on the actual allocated amount of its Tranche B-1 Term Loan commitments and Tranche B-2 Term Loan commitments, as follows:

Tranche B-1 Committed Amount	Tranche B-1 Upfront Fee
≥ $20,000,000	0.35%
≥ $10,000,000 < $20,000,000	0.30%
< $10,000,000	0.25%

Tranche B-2 Committed Amount	Tranche B-2 Upfront Fee
≥ $30,000,000	0.75%
≥ $20,000,000 < $30,000,000	0.60%
< $20,000,000	0.50%

•	Services must repay the Tranche B-1 Term Loan and the Tranche B-2 Term Loan in quarterly installments in an aggregate annual amount equal to the percentage set forth below, as calculated on the original principal amounts thereof:

	Years	Percentage
Tranche B-1 Term Loan:	1.625%
	2 and 3	1.25%
	4	1.875%
	5	20%

Tranche B-2 Term Loan:	1.625%
	2 and 3	1.25%
	4	1.875%
	5 and 6	2.5%
	7	15%

Proceeds from the Incremental Term Loans will be used to pay fees and expenses relating to the Incremental Term Loans and for general corporate purposes, including, without limitation, in connection with the acquisition of the Global Workplace Solutions business of Johnson Controls, Inc. by an indirect subsidiary of Services.

The foregoing description of the Incremental Agreement does not purport to be complete and is qualified in its entirety by reference to the Incremental Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Incremental Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following document is an exhibit to this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Incremental Assumption Agreement, dated as of September 3, 2015, among CBRE Group, Inc., CBRE Services, Inc., certain subsidiaries of CBRE Services, Inc., the lenders party thereto, and Credit Suisse AG, as Administrative Agent.

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: This current report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements related to the use of proceeds from the Incremental Term Loans. These forward-looking statements involve known and unknown risks, uncertainties and other factors discussed in the Company’s filings with the SEC. Any forward-looking statements speak only as of the date of this current report and, except to the extent required by applicable securities laws, the Company expressly disclaims any obligation to update or revise any of them to reflect actual results, any changes in expectations or any change in events. If the Company does update one or more forward-looking statement, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements. For additional information concerning risks, uncertainties and other factors that may cause actual results to differ from those anticipated in the forward-looking statements, and risks to the Company’s business in general, please refer to its SEC filings, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2014, and its quarterly reports on Form 10-Q for the quarterly periods ended March 31, 2015 and June 30, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2015	CBRE GROUP, INC.

	By:	/s/ GIL BOROK
Gil Borok Deputy Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Incremental Assumption Agreement, dated as of September 3, 2015, among CBRE Group, Inc., CBRE Services, Inc., certain subsidiaries of CBRE Services, Inc., the lenders party thereto, and Credit Suisse AG, as Administrative Agent.